UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 30, 2024

HORMEL FOODS CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-2402	41-0319970
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1 Hormel Place, Austin, Minnesota	55912-3680
(Address of principal executive offices)	(Zip Code)

(507) 437-5611
Registrant’s telephone number, including area code
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock $0.01465 par value	HRL	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 5 – CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.07 Submission of Matters to a Vote of Security Holders

Hormel Foods Corporation (the Company) conducted its annual stockholders meeting on January 30, 2024.

At the annual meeting, 498,653,662 shares were represented (91.2 percent of the 546,840,056 shares outstanding and entitled to vote). Four items were considered at the meeting and the results of the voting were as follows:

1.Election of Directors: The nominees in the proxy statement were: Prama Bhatt, Gary C. Bhojwani, Stephen M. Lacy, Elsa A. Murano, Ph.D., William A. Newlands, Christopher J. Policinski, Jose Luis Prado, Sally J. Smith, James P. Snee, Steven A. White, Raymond G. Young, and Michael P. Zechmeister. The results were as follows:

DIRECTOR:	FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
Prama Bhatt	454,871,443	5,800,227	762,116	37,219,876
Gary C. Bhojwani	441,297,654	19,462,215	673,917	37,219,876
Stephen M. Lacy	435,958,866	24,824,637	650,283	37,219,876
Elsa A. Murano, Ph.D.	448,996,030	11,767,456	670,300	37,219,876
William A. Newlands	450,513,938	10,180,027	739,821	37,219,876
Christopher J. Policinski	452,666,246	8,141,543	625,997	37,219,876
Jose Luis Prado	451,293,051	9,452,610	688,125	37,219,876
Sally J. Smith	454,929,354	5,898,575	605,857	37,219,876
James P. Snee	443,976,459	16,140,165	1,317,162	37,219,876
Steven A. White	449,293,787	11,393,721	746,278	37,219,876
Raymond G. Young	456,056,972	4,675,731	701,083	37,219,876
Michael P. Zechmeister	455,793,784	4,903,346	736,656	37,219,876

2.    Approve the amendment of the Company’s Restated Certificate of Incorporation to allow for exculpation of officers as permitted by Delaware law:

For	443,753,912
Against	16,695,831
Abstain	984,043
Broker Non-Vote	37,219,876

3.    Ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending October 27, 2024:

For	488,559,886
Against	9,353,747
Abstain	740,029

4.    Advisory vote to approve the Company’s Named Executive Officer compensation as disclosed in the Company’s 2024 annual meeting proxy statement (as filed with the Securities and Exchange Commission on December 20, 2023):

For	444,749,410
Against	15,348,953
Abstain	1,335,423
Broker Non-Vote	37,219,876

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On February 1, 2024, Raymond G. Young resigned from the Hormel Foods Corporation Board of Directors, effective immediately, having meaningfully contributed to the Board during his tenure.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HORMEL FOODS CORPORATION
(Registrant)

Dated: February 2, 2024	By	/s/ JAMES P. SNEE
JAMES P. SNEE
Chairman of the Board, President and
Chief Executive Officer

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